Exhibit 32.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63
of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.  1350), the undersigned officer of SonomaWest Holdings, Inc., a Delaware corporation (the “Company”), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended December 31, 2010 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 11, 2011

 /s/ Craig R. Stapleton
Craig R. Stapleton,
Chief Executive Officer and Chief Financial Officer